Exhibit 99.2

M-tron Industries, Inc. Announces Subscription Rights Offering

•	Stockholders of Record Would Receive Subscription Rights to Purchase Shares of Common Stock
•	Rights Will Be Transferable
•	Rights Will Have an Over-Subscription Privilege
•	Date of Record for Subscription Rights Offering is March 3, 2025

ORLANDO, FL (February 20, 2025) – M-tron Industries, Inc. (NYSE American: MPTI) ("Mtron" or the "Company"), a designer and manufacturer of highly-engineered electronic components used to control the frequency or timing of signals in electronic circuits, reiterates its strong position in the market and believes that it is well positioned for the expected changes in defense spending. The Company is issuing an offering of subscription rights with the following features:

•	Record date of 5:00 p.m. Eastern Time on March 3, 2025;
•	Rights will trade on NYSE American under symbol "MPTI RT" and are transferable;
•	Begin regular-way trading on March 5, 2025, and cease trading at market close on March 20, 2025;
•	Rights will expire on March 21, 2025 at 5:00 p.m. Eastern Time; and
•	Rights, if fully subscribed, will raise approximately $25 million.

Mtron's Board of Directors today announced its intention to distribute transferable subscription rights to holders of record of the Company’s common stock, par value $0.01 per share ("Common Stock"), which entitles stockholders one subscription right for each share of Common Stock (the "Rights Offering"). Five (5) subscription rights can be exercised to purchase one (1) share of Common Stock at a strike price that has yet to be determined. The record date for the Rights Offering is 5:00 p.m. Eastern Time on March 3, 2025 (the "Record Date"). The Rights Offering is being conducted to raise additional capital for general corporate purposes and to support the Company’s strategy of joint ventures and acquisitions as a means to grow EBITDA further and expand the product portfolio.

Company stockholders who exercise their respective full basic subscription rights will have over-subscription privileges giving such Company stockholders the option to subscribe for any shares of Common Stock that remain unsubscribed at the expiration of the Rights Offering, subject to certain limitations. If the aggregate subscriptions (basic subscriptions plus over-subscriptions) exceed the amount offered in the Rights Offering, then the aggregate over-subscription amount will be pro-rated among the Company stockholders exercising their respective over-subscription privileges based on the basic subscription amounts of such stockholders. Assuming the Rights Offering is fully subscribed, the Company currently expects the gross proceeds of the offering to be approximately $25 million.

Trading in the subscription rights on NYSE American is expected to begin on a "regular way" basis on March 5, 2025 under the symbol "MPTI RT" and continue until the close of trading on NYSE American on March 20, 2025 (or, if the Rights Offering is extended, on the business day immediately prior to the extended expiration date). The Rights Offering is currently expected to commence promptly after the Record Date and expire at 5:00 p.m., Eastern Time, on March 21, 2025, unless extended by the Company.

Rights holders may exercise their Rights under the terms of a rights agreement and rights certificate that are expected to be filed with the Securities and Exchange Commission (the "SEC") on or about March 4, 2025. The Company expects to file with the SEC a prospectus supplement, under its existing shelf registration statement on Form S-3, registering the subscription rights and the shares of common stock underlying the subscription rights.

The Company reserves the right to modify, postpone or cancel the Rights Offering at any time prior to the closing of the Rights Offering.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. A Form 8-A registration statement and prospectus supplement describing the terms of the Rights Offering, including the shares of the subscription rights and the shares of Common Stock issuable upon exercise thereof, will be filed with the Securities and Exchange Commission (the "SEC") and will be available on the SEC’s website located at http://www.sec.gov. Holders of Common Stock or other investors should read the prospectus supplement carefully, including the Risk Factors section included and incorporated by reference therein. This communication contains a general summary of the Rights Offering. Please read the prospectus supplement, rights agreement and other materials that the Company files with the SEC when they become available as they will contain important information about the terms of the Rights Offering.

Forward-Looking Statements

This communication contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this communication which are not historical facts are forward-looking statements, including statements of expectations of or assumptions about the Company’s financial and operational performance, revenues, earnings per share, cash flow or use, cost savings and operational efficiencies. The words "anticipate," "assume," "believe," "budget," "estimate," "expect," "forecast," "intend," "plan," "project," "will," and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are based on assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions, expected future developments, and other factors that the Company believes are appropriate under the circumstances. All forward-looking statements involve a number of known and unknown risks and uncertainties which could affect the Company’s actual results and performance and could cause its actual results and performance to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. Additionally, there can be no guarantee that any stockholder of the Company or other investor will exercise the subscription rights held by such stockholder or other investor, and as a result there can be no guarantee that the Company will derive the benefits of the transactions described in this communication. Further information regarding the important factors that could cause actual results to differ from projected results can be found in the Company’s reports filed with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, its Quarterly Reports on Form 10-Q, and its other filings with the SEC. Forward-looking statements are not guarantees of future performance and actual results or performance may be materially different from those expressed or implied in the forward-looking statements. The forward-looking statements in this communication speak as of the date of this communication. The forward-looking statements contained in this communication reflect management’s estimates and beliefs as of the date of this communication. The Company does not undertake to update these forward-looking statements.

About Mtron

M-tron Industries, Inc. (NYSE American: MPTI) was originally founded in 1965 and designs, manufactures and markets highly engineered, high reliability frequency and spectrum control products and solutions. As an engineering-centric company, Mtron provides close support to its customers throughout our products’ entire life cycle, including product design, prototyping, production and subsequent product upgrades. Mtron has design and manufacturing facilities in Orlando, Florida and Yankton, South Dakota, a sales office in Hong Kong, and a manufacturing facility in Noida, India. For more information, visit www.mtronpti.com.

M-tron Industries, Inc. Investor Relations

Cameron Pforr

Interim Chief Executive Officer and Chief Financial Officer

ir@mtronpti.com

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